OTCQB: BMTM

Investor Presentation
Fall 2022

FORWARD LOOKING STATEMENTS

This presentation contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," and "proposes, " and similar words. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to close any proposed acquisition and any expected benefits from such transaction if closed and the ability to integrate acquisitions and the potential implications of COVID-19. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" in Bright Mountain Media, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 as filed with the Securities and Exchange Commission and our other filings with the SEC. Bright Mountain Media, Inc. does not undertake any duty to update any forward-looking statements except as may be required by law.

CORPORATE VISION


Bright Mountain
HOLDINGS, INC.
Bright Mountain
PUBLISHING
Bright Mountain
TECHNOLOGY

Bright Mountain Holdings, Inc. is a digital media and advertising services holding company, making investments in both publishing and ad technology, to create diversified access to the highest growth segments of the digital ad market.

INDUSTRY GROWTH: REVENUE

Internet Ad Revenue



$200 billion
175
150
125
100
75
50
25
0
2003
'05
'10
'15
'20

Source: IAB/PwC Internet Ad Revenue Report

THE WALL STREET JOURNAL.

April 12, 2022

"**Digital ad revenue in the U.S. jumped 35% to $189 billion last year** as marketers chased consumers spending ever more time on online media and shopping, according to a new report from the Interactive Advertising Bureau and PricewaterhouseCoopers LLP.

The rise was well above the 12% growth rate of 2020, which was briefly hobbled by an early-pandemic dip. The year-over-year **growth in 2021 was the highest the digital ad market had seen since 2006**, when it rose at the same rate, the online-ad trade group said.

INDUSTRY GROWTH: M&A DEALS

Media & MarTech M&A Activity by Sector:
Quarterly View



Number of Transactions – Quarterly (1Q20-1Q22)
2020
2021
2022
YoY Growth
+24%
41
19
15
7
38
20
14
4
50
21
21
8
90
44
35
11
91
31
39
21
104
36
45
23
103
39
46
18
102
38
36
28
113
48
44
21
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Legend
Ad Tech
MarTech
Digital Content
Source: LUMA, PitchBook, Company announcements.
LUMA
© 2010-2022 LUMA Partners LLC. All Rights Reserved. | www.lumapartners.com

Bright Mountain
PUBLISHING

Bright Mountain PUBLISHING is building a network of highly targeted premium O&O websites in order to efficiently deliver valuable audiences to advertisers in highly sought-after verticals.

PREMIUM CONTENT AGGREGATION ON THE MOVE

Dotdash Meredith Will Be IAC's 'Biggest Cashflow Contributor'

by Anthony Vargas // Tuesday, May 10th, 2022 – 3:27 pm

adexchanger

RECURRENT, LEADING HIGH-GROWTH DIGITAL MEDIA COMPANY SECURES $300M IN NEW FUNDING

CISION PR Newswire May 18, 2022, 10:00 ET

businesswire A BERKSHIRE HATHAWAY COMPANY August 20, 2021 04:15 PM Eastern Daylight Time

Nexstar Acquires The Hill, a Leading Independent Political Digital Media Platform, for $130 Million

Variety

Bustle Digital Buys Scary Mommy's Parent Company for $150 Million in Stock Jul 21, 2021

FLAGSHIP VERTICAL: "MOMS" @ WILD SKY MEDIA

FLAGSHIP VERTICAL: WILD SKY MEDIA

Exclusive digital advertising technology providing impact and savings to advertisers and content platforms.

LEVERAGING 'ZERO-PARTY' DATA

MOM INDEX™

- REAL-TIME PULSE ON MOM'S PERSPECTIVE
- ANALYTICS INFLUENCE CONTENT CREATION
- MEASURING BRAND LOVE



mamaslatinas.com
mamás LATINAS
Todas recordamos la primera palabra de nuestro bebé — ¡y muchas veces no fue la que esperábamos!
cafemom.com
cafemom
'Gentle Parenting' Might Actually Change the World — Really
One thing I've learned since becoming a Positive Discipline Parent Coach, is talking about parenting can bring out the same strong emotions as talking about politics.
WILD SKY MEDIA
mom.com
mom.com
Forget Being Smart, I'm Raising My Daughter to Be Kind
I get the pressure to raise smart kids. Really, I do. In fact, driving home from a play date not long ago, I heard an ad on the radio in which a woman insisted I do my homework on day care places because early education starts.
littlethings.com
little THINGS
12 Shows About Parenthood And Families That Are Must-Sees
Ever have so much going on in your life, it feels like it's unreal? Family life can get chaotic and make you feel like you're living in a TV show.

100MM
Total Monthly Reach

85MM
Social Followers

20MM
Monthly Unique Visitors

Paramount+ · amazon · OxiClean · CHASE · Wendy's · abc · VISIT FLORIDA

little tikes · TARGET · ATHLETA · L'ORÉAL · DYNAVAX INNOVATING IMMUNOLOGY

O&O: MAXIMIZING REACH & REVENUE

WILD SKY MEDIA

MULTI-SENSORY COMMUNITIES OF MOMS

CREDIBLE PROPERTIES

cafemom

mom.com

mamás LATINAS

little THINGS

36 MINUTES

AVG MONTHLY

SOCIAL

85MM

FOLLOWERS W/ 28% AVG ENGAGEMENT

AUDIO

MOMTOURAGE

Mamá DICE

mom Tips

30K

MONTHLY LISTENS

INFLUENCERS

Latina
Pregnant
Black/AA
New Mom
Millennial

1,800

INFLUENCERS

VIDEO

Mamás sin filtros

REAL mom TOKS

Truth Bomb MOMS

15MM

STREAMS

WHY WOMEN AS FLAGSHIP VERTICAL?

85% of household income spending is done by women

50% of products typically marketed to men are purchased by women

$2.1 trillion dollars are spent by women each year in the U.S.

AXE

In 2020, 71% of their more than $1.2M Facebook spend were ads targeted to women.*

NIKE

Their 3 top-performing creatives across all devices/**formats** in 2019 were videos geared toward women.*

THE GLENLIVET

In 2020 52% of their Facebook ads targeted female audiences.*

* Pathmatics https://www.pathmatics.com/blog/6-brands-targeting-female-audiences-on-digita

SIX GROWTH CHANNELS

BMM Publishing is positioned to leverage their large and highly engaged MOM audience across four unique brands and six revenue generating channels

SOCIAL

Grow key channels eg, TikTok and Instagram

Continue to focus on successful social channels, like Facebook

PODCAST

Leverage success of Momtourage to expand pool of podcast talent.

Pilot to launch of MamasLatinas podcast

ECOMMERCE

Grow both affiliate and direct channels.

Outsource for SEO strength in key categories

VIDEO

Continue expansion of current Snapchat edition

Add new talent to our Mom.com TikTok channel

Launch new CafeMom TikTok channel

NEWSLETTER

Cookieless solution

Expand monetization of high CPM real estate

Acquire new sign-ups with specific journeys (conception, new parents, experienced parents)

EXPERIENCE

Expand financial literacy series

Focus on pregnancy, new moms, and other niche categories (on TikTok, video, on-site franchises

Bright Mountain
TECHNOLOGY

Bright Mountain's Technology Platform

A 'CTV-first' solution (though monetizing all ad formats and custom units), specializing in connecting advertisers to highly qualified publishers and their engaged audiences.

For Advertisers:

- Operational Efficiencies
- Quality Supply (New Customers)
- Full Transparency

For Publishers:

- Increased Monetization
- Premium Demand

CTV IS BIG BUSINESS: POSITIONING US FOR ENORMOUS GROWTH IN FY23 & BEYOND

US CTV ad spending expected to grow at CAGR of 36% to $29.5bn in 2024


US CTVAd Spending
% of Total Media Ad Spending
$35.0
$25.0
$15.0
$5.0
9.0%
6.0%
3.0%
0.0%
2.7%
3.7%
4.7%
5.7%
6.7%
7.6%
$6.4
$9.0
$14.4
$19.1
$24.2
$29.5
2019
2020
2021E
2022E
2023E
2024E

Source: eMarketer

NETFLIX
Disney+
peacock
sling
hulu
pluto tv
prime video
SAMSUNG
tubi
Roku

CONSOLIDATING A COMPLEX MARKETPLACE


Advertisers / Demand
Display Advertising Technology Landscape
Open Exchange
(Roadmap)
Demand-Side Platform
(Roadmap)
Bright Mountain TECHNOLOGY
Supply-Side Platform
(In Development)
Programmatic Exchange
(Revenue Producing)
Header Bidder
(Revenue Producing)
Publishers / Supply

- Proprietary pipes offer transaction speed and cost efficiency to both supply and demand partners
- We deliver what the CTV ad market requires; speed, reliability, and transparency to scale safely.
- We are building with the market – we are beta testing audio ads as it emerges as second fastest growing programmatic ad format

A FEW OF OUR PARTNERS

adtelligent
ZETA
PubMatic
Madhive
Microsoft

ebay
DELL
california PIZZA KITCHEN
Ford
NISSAN
PAPA JOHN'S PIZZA

RadioShack.
SAMSUNG
Virgin america
HAWAIIAN AIRLINES.
Kubota
NTTA NORTH TEXAS TOLLWAY AUTHORITY

Guardian
CHEVROLET
LANDERS AUTO GROUP
arizona central CREDIT UNION
MYFAITHVOTES United. We Stand.
State Farm

EMORY HEALTHCARE
Bloomberg
Luna Media
PLEXUS
food network
Raymour & Flanigan FURNITURE | MATTRESSES

FANDUEL
CBS NEWS
xandr
NOVOROLL
Meta X
LIVING SPACES

OWNING OUR OWN TECHSTACK IS KEY

OPEN EXCHANGE
Full spectrum supply and demand facilitation.

DEMAND-SIDE PLATFORM
Helping advertisers identify and target their audiences.

SUPPLY-SIDE PLATFORM
Helping publishers monetize their audiences

HEADER BIDDER
Delivering efficiency to the real-time inventory auction process.

PROGRAMMATIC EXCHANGE
Facilitating real time bidding for quality video and display inventory


05
04
03
02
01

Partners are full range of digital media entities (supply + demand)

Advertising partners are Brands, Ad Agencies, Exchanges, other DSPs and SSPs

Publishing Partners are Websites, Mobile Apps, CTV/OTT providers and other SSPs

Current Bright Mountain Exchange Partners include:

xandr

PubMatic

INDEX EXCHANGE

KEY POINTS

- **HIRING:** We will announce new hires that have known value in the ad tech and programmatic space
- **BRANDING:** We will launch a stand along brand upon completion of a branding analysis
- **PARTNERSHIP ANNOUNCEMENTS:** Several strategic partnership announcements in the pipeline around product launches
- **TECHNOLOGY & PATENTS:** Continuing to develop and enhance tech platform and actively working seeking patent approvals

BRINGING IT TOGETHER…

Boca Raton, FL (HQ)
11 Employees



C Suite
Finance / Admin
Product Dev. / Operations

USA – Remote
28 Employees

Product Dev./Operations
Content
Sales



BRIGHT MOUNTAIN MEDIA

Mumbai, India
12 Employees



Product Dev./Operations
Sales

Bangkok, Thailand
21 Employees

Finance / Admin
Product Dev. / Operations
Content



Bringing It All Together


O&O Properties
Vertical Audiences
Content
Community
Engagement
Higher Touch
Lower Scale
Higher Margin
PUBLISHING
BRIGHT MOUNTAIN MEDIA
TECHNOLOGY
Lower Touch
Higher Scale
Lower Margin
Supply Side
Demand Side
Targeting
Monetization
Optimization

LEADERSHIP TEAM



Matt Drinkwater, CEO

- Joined as CEO in December 2021
- 20+ years of digital media experience in progressive roles
- BuzzFeed, Twitter, Groupon, Yahoo!, AOL, Lycos
- BA in Economics from College of the Holy Cross



Miriam Martinez, CFO

- With over 30 years of diverse industry and international experience, Ms. Martinez has recently joined the company as our Chief Financial Officer whereby she leads the company's Finance and HR organizations.
- Prior to joining Bright Mountain Media, she served as SVP and CFO for Emergent Capital Inc., a Specialty Finance Company.
- Earlier in her career, she served as Regional President and Chief Financial Officer for Qimonda N.A., a leading Global Memory Supplier.
- Ms. Martinez holds a BA from Pace University and an MBA from Nova University.



Kip Speyer, Chairman

- Served as CEO, President & Chairman of the Board since 2010
- CEO of Speyer Door and Window, LLC, which was sold to Haddon Windows, LLC (SecuraSeal, LLC, Accu Weld Corporation)
- CEO of Intelligent Systems Software, Inc.
- CEO of ICAD, Inc. (ICAD:NASDAQ), a combination of ISSI & Howtek, Inc. (HOWT: NASDAQ)
- CEO of Galileo Corp. (GAEO:NASDAQ) , later renamed NetOptix (OPTX:NASDAQ) and merged with Corning Corp. (GLW:NYSE) in a stock purchase
- B.S. in Business Administration from Northeastern University

SELECTED SUMMARY FINANCIAL INFORMATION


REVENUE IN MILLIONS
+ 58% YoY
25
20
15
10
5
0
15.9
13.1
20.8
2020
2021
2022
Full Year
Pacing


ADJUSTED EBITDA IN MILLIONS
+5.4M YoY
0
-1
-2
-3
-4
-5
-6
-7
-8
2020
2021
2022
-1.7
-7.0
-7.1
Full Year
Pacing

INVESTMENT HIGHLIGHTS

- Establishing high performing content property verticals in the most desired advertising demographics by **growing portfolio of curated owned and operated websites**
- Large audience of 100M+ monthly reach in flagship **high-profile women/moms-centric vertical**
- **Technology platforms already integrated into digital media industry's highest-profile names**. Additional technology releases in development, with a clear roadmap of future development.
- Management with **deep industry experience** and significant insider ownership
- Proven financial **growth from organic and acquired assets**
- Well-positioned for **strategic M&A**

CONTACT US

Investor Relations

Andrew Barwicki
516-662-9491
Andrew@Barwicki.com

IR@BrightMountainMedia.com

Company

Bright Mountain Media, Inc.
6400 Congress Avenue, Suite 2050
Boca Raton, FL 33487

www.brightmountainmedia.com